                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /x/
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                            BAXTER INTERNATIONAL INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              MERRILL CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:


        ------------------------------------------------------------------------
     3) Filing Party:


        ------------------------------------------------------------------------
     4) Date Filed:


        ------------------------------------------------------------------------

                                          Baxter International
                                          Inc.                      708.948.2000
                                          One Baxter Parkway
                                          Deerfield, Illinois 60015

[LOGO]

                   March 21, 1994

                   TO ALL BAXTER INTERNATIONAL INC. STOCKHOLDERS

                   The Board of Directors joins me in inviting you to attend the 1994 annual meeting of stockholders. The meeting will be held in the Arthur Rubloff Auditorium of the Art Institute of Chicago, Columbus Drive and Monroe Street, Chicago, Illinois, on Friday, April 29, 1994. The meeting will begin at 10:00 a.m. CDT. Registration will begin at 9:00 a.m. Refreshments will be served before the meeting.

                   In addition to the matters described in the attached proxy statement, I will report on the business and progress of Baxter during 1993 and Baxter's future. Baxter's performance is discussed in the enclosed 1993 Annual Report to Stockholders. The enclosed Annual Report will give you greater insight into our plans for 1994 and beyond.

                   I hope you will be able to attend the meeting and look forward to seeing you there.

                   Sincerely,

                   VERNON R. LOUCKS JR.
                   CHAIRMAN OF THE BOARD OF DIRECTORS
                     AND CHIEF EXECUTIVE OFFICER

                                          Baxter International
                                          Inc.                      708.948.2000
                                          One Baxter Parkway
                                          Deerfield, Illinois 60015

[LOGO]

                   March 21, 1994

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                   The 1994 annual meeting of stockholders of Baxter International Inc. ("Company") will be held in the Arthur Rubloff Auditorium of the Art Institute of Chicago, Columbus Drive and Monroe Street, Chicago, Illinois, on Friday, April 29, 1994 at 10:00 a.m. CDT., for the following purposes:

                       1. To elect four directors to hold office for three years (page 3);

                       2. To ratify the appointment of Price Waterhouse as independent accountant for the Company in 1994 (page
                           20);

                       3. To adopt the Company's 1994 Incentive Compensation Program (page 20);

                       4. To act on the stockholder proposal relating to cumulative voting in the election of directors (page
                           24);

                       5. To act on the stockholder proposal relating to separating the offices of chairman of the board and chief executive officer (page 26); and

                       6. To transact any other business which is properly presented at the meeting.

                   Only holders of record of the Company's common stock at the close of business on March 1, 1994 will be entitled to vote at the meeting. A list of the stockholders entitled to vote at the meeting will be kept at the stock transfer department of The First National Bank of Chicago, Chicago, Illinois, for the ten-day period before the meeting.

                   Please mark and sign the enclosed proxy card and return it promptly in the enclosed envelope, even if you plan to attend the meeting, to ensure that your vote is counted. If you attend the meeting and vote by ballot at the meeting, your proxy will be revoked automatically and only your vote at the meeting will be counted.

                   By order of the Board of Directors,

                   ARTHUR F. STAUBITZ
                   SENIOR VICE PRESIDENT,
                   SECRETARY AND GENERAL COUNSEL

- --------------------------------------------------------------------------------

                                     [LOGO]

   Baxter International Inc., One Baxter Parkway, Deerfield, Illinois 60015,
                                  708.948.2000
- --------------------------------------------------------------------------------

    The Board of Directors of Baxter International Inc. ("Company") solicits your proxy for the annual meeting of stockholders to be held on April 29, 1994. This proxy statement and the accompanying proxy card are being mailed to stockholders beginning approximately March 21, 1994.

    Because many of the Company's stockholders are unable to attend the annual meeting in person, the board solicits proxies by mail to give each stockholder an opportunity to vote on all matters presented at the meeting. Stockholders are urged to:

    (1) read this proxy statement carefully;

    (2) specify their choices on each matter by marking the appropriate box on the enclosed proxy card; and

    (3) sign, date and return the card in the enclosed envelope.

    There is a place on the enclosed proxy card for stockholders to request confidential treatment of their votes. If a stockholder requests, inspectors of election and tabulators will keep the stockholder's vote permanently confidential and not disclose the vote to anyone other than another inspector or tabulator. Confidential treatment will not apply when it would not comply with law or during a proxy contest (neither of which is applicable to this proxy solicitation).

    Only holders of record of the Company's common stock, $1 par value, ("Common Stock") at the close of business on March 1, 1994, will be entitled to vote. On that date, approximately 276,729,805 shares of Common Stock were outstanding. The holders of the Common Stock are entitled to vote as a single class with each share entitled to one vote. Any stockholder signing a proxy card may revoke or revise it at any time before the meeting by submitting a new proxy card to the secretary of the Company or by voting in person at the meeting. Either action will automatically cancel any proxy card previously signed.

    If no specific instructions are given and the proxy card is properly signed and returned, all shares covered by the proxy card will be voted by the Company's chairman of the board and chief executive officer or the senior vice president, secretary and general counsel for the election of all of the board's nominees for directors, for ratification of Price Waterhouse as independent accountant for 1994, for adoption of the Company's 1994 Incentive Compensation Program and against each of the two specified stockholder proposals. Unless otherwise indicated by the stockholder, proxy cards also give the Company's chairman and chief executive officer and senior vice president, secretary and general counsel discretionary authority to vote all shares of Common Stock represented by the proxy on any other matter that is properly presented for action at the meeting.

    Common Stock credited to a participant in either the Company's Stockholder Investment Service (dividend reinvestment plan) or an uncertificated share account of the employee stock purchase plans will be voted in the same manner as the participant votes the Common Stock standing in his or her name. If a participant is not a stockholder of record, the custodian, The First Chicago Trust Company of New York, will vote shares of Common Stock held in such accounts only in accordance with the participant's instructions.

    Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the shares of Common Stock present at the annual meeting in person or by proxy and entitled to vote on the election. Accordingly, directions-to-withhold-authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the annual meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be

- --------------------------------------------------------------------------------

considered shares present in person or by proxy and entitled to vote and will, therefore, have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions-to-withhold-authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining if a quorum is present for the annual meeting.

- --------------------------------------------------------------------------------

BOARD OF DIRECTORS

    The Company's bylaws divide the Board of Directors into three classes. Each year, the directors in one class are elected to serve a three-year term. The Company's bylaws allow the directors to increase (and decrease) the size of the board, to elect directors to fill the vacancies created by the increase and to assign the elected directors to a class. Pursuant to that authority, in September 1992 and February 1993 the Board of Directors elected Georges C. St. Laurent, Jr. and Susan Crown, respectively, to serve as directors of the Company until the 1994 annual meeting of stockholders.

    The Board of Directors has nominated John W. Colloton, Susan Crown, Vernon
R. Loucks Jr. and Georges C. St. Laurent, Jr. for election as directors at the 1994 annual meeting. All of the nominees are currently directors of the Company. Each director elected will serve a three-year term. If any nominee for director becomes unavailable for election, the number of directors will be reduced. Stockholders who want to nominate others must comply with procedures in the Company's bylaws. A copy of the bylaws may be obtained from the secretary of the Company.

    The board expresses its appreciation for the contributions of several former directors of the Company. In 1993, Dr. David Satcher and Wilbur H. Gantz resigned as directors of the Company. Dr. Satcher's resignation was required by the Clinton administration in connection with Dr. Satcher's appointment as the Director of the Centers for Disease Control and Prevention. Mr. Gantz resigned to devote more time to PathoGenesis Corporation, of which he is chief executive officer, president and member of the board of directors. James R. Tobin also resigned as a director of the Company in 1994 in connection with his termination of employment as the Company's president and chief operating officer. Charles F. Knight, the father of Lester B. Knight, executive vice president of the Company, has decided not to stand for re-election as a director of the Company when his term expires at the 1994 annual meeting.

    The chairman and chief executive officer and the senior vice president, secretary and general counsel intend to vote the shares represented by proxies for all of the board's nominees except to the extent authority to vote for the nominees is withheld.

    Directors will be elected by a plurality of the votes cast for the election of directors at the annual meeting. This means that the four individuals who receive the largest number of votes cast will be elected as directors.

    The Board of Directors recommends a vote FOR the election of all of the nominees for directors.

- --------------------------------------------------------------------------------

ELECTION OF DIRECTORS
(ITEM 1 ON PROXY CARD)

INFORMATION CONCERNING NOMINEES FOR ELECTION AS DIRECTORS

John W. Colloton--Age 63                                     Director since 1989

    From 1971 to 1993, Mr. Colloton served as the director of the University of Iowa Hospitals and Clinics, and since 1993 he has been vice president of the University of Iowa for Statewide Health Services. Mr. Colloton also serves as a director of Iowa State Bank & Trust, Premier Anesthesia, Iowa-Illinois Gas and Electric Company and Iowa-South Dakota Blue Cross and Blue Shield (IASD).

Susan Crown--Age 35                                          Director since 1993

    Since 1984, Ms. Crown has been a vice president of Henry Crown and Company, which includes diversified manufacturing operations, real estate and securities. Ms. Crown also serves as a director of Caribbean International News Corporation and as a trustee of Northern Funds Mutual Fund.

Vernon R. Loucks Jr.--Age 59                                 Director since 1975

    Mr. Loucks has been chairman of the Board of Directors since 1987 and chief executive officer of the Company since 1980. Mr. Loucks was first elected an officer of the Company in 1971. Mr. Loucks also serves as a director of Anheuser-Busch Companies, Inc., The Dun & Bradstreet Corporation, Emerson Electric Co. and The Quaker Oats Company.

Georges C. St. Laurent, Jr.--Age 57                          Director since 1992

    Since 1988, Mr. St. Laurent has been chairman of the board and chief executive officer of Western Bank, a financial institution. He was first elected a director of Western Bank in 1987.

- --------------------------------------------------------------------------------

INFORMATION CONCERNING DIRECTORS CONTINUING IN OFFICE

Silas S. Cathcart--Age 67                                    Director since 1990
                                                               Term expires 1996

    Mr. Cathcart is a director of General Electric Company, Illinois Tool Works, Inc. and The Quaker Oats Company. Mr. Cathcart is also a trustee of Northern Funds Mutual Fund. From 1985 to 1987, Mr. Cathcart served as a director of the Company; from 1970 to 1985 he served as a director of American Hospital Supply Corporation. Mr. Cathcart served as chairman of the board and chief executive officer of Kidder, Peabody Group Inc., an investment banking firm, from 1988 to 1989, and as president and chief executive officer from 1987 to 1988. From 1972 to 1986, he was chairman of Illinois Tool Works, Inc.

David C. K. Chin, M.D.--Age 44                               Director since 1992
                                                               Term expires 1995

    Dr. Chin is president and chief operating officer of Novalis Corporation, which integrates software technology, health benefit designs and provider organization models into turnkey managed care programs for health care organizations. From 1987 to 1992, Dr. Chin was the president and medical director of the Health Centers Division of the Harvard Community Health Plan, Inc., a health maintenance organization. Since 1981, he has also been an instructor in medicine at the Harvard Medical School.

- --------------------------------------------------------------------------------

James D. Ebert--Age 72                                       Director since 1989
                                                               Term expires 1995

    Dr. Ebert has been a professor of biology at The Johns Hopkins University since 1992. From 1987 to 1992, he served as the director of the Chesapeake Bay Institute of The Johns Hopkins University. Dr. Ebert previously was president of the Carnegie Institution of Washington, an educational institution.

Mary Johnston Evans--Age 64                                  Director since 1986
                                                               Term expires 1995

    Mrs. Evans is a director of Household International, Inc., Sun Company, Delta Air Lines, Inc., The Dun & Bradstreet Corporation and Scudder New Europe Fund.

Frank R. Frame--Age 64                                       Director since 1992
                                                               Term expires 1995

    Mr. Frame is an adviser to the board of directors of HSBC Holdings plc., a financial institution. Between 1976 and 1990, Mr. Frame held various senior management positions in The Hongkong and Shanghai Banking Corporation Limited, a financial institution from which he retired in 1990, including group legal adviser, executive director and deputy chairman. Mr. Frame also serves as chairman of Wallem Limited and deputy chairman of Time Products plc.

William B. Graham--Age 82                                    Director since 1945
                                                               Term expires 1995

    Mr. Graham has been senior chairman of the Board of Directors since 1985. Mr. Graham became president of the Company in 1953 and chief executive officer in 1960 and continued in these positions until 1971. From 1971 to 1980 he was chairman of the board and chief executive officer, and thereafter he served as chairman until he became senior chairman.

David W. Grainger--Age 66                                    Director since 1990
                                                               Term expires 1996

    Mr. Grainger is chairman of the board, president and chief executive officer of W. W. Grainger, Inc., a nationwide distributor of equipment, components and supplies. He joined W. W. Grainger, Inc. in 1952.

Martha R. Ingram--Age 58                                     Director since 1987
                                                               Term expires 1996

    Ms. Ingram is the director of public affairs and member of the board of directors of Ingram Industries Inc., a diversified transportation and energy company and distributor of consumer products. Ms. Ingram also serves as a director of First American Corporation.

Fred L. Turner--Age 61                                       Director since 1982
                                                               Term expires 1996

    Mr. Turner is senior chairman of the board of directors and chairman of the executive committee of McDonald's Corporation, a restaurant licensor. Mr. Turner previously was chairman of the board and chief executive officer of McDonald's Corporation. He joined McDonald's in 1956. Mr. Turner also serves as a director of Aon Corporation and W. W. Grainger, Inc.

- --------------------------------------------------------------------------------

OPERATION OF THE BOARD OF DIRECTORS

    Pursuant to Delaware law, under which the Company is organized, the Company's business, property and affairs are managed under the direction of the Board of Directors. During 1993, there

- --------------------------------------------------------------------------------

were nine meetings of the board. Each current director attended 75% or more of the meetings of the board held when he or she was a director and the board committees to which he or she was assigned as a regular member.

COMMITTEES OF THE BOARD

    The Board of Directors has six committees established in the Company's bylaws.

    The Executive Committee consists of three directors, a majority of whom are not employees of the Company. The committee may exercise most of the powers of the Board of Directors, except those reserved to the Board of Directors by the Company's bylaws or Delaware law. The Executive Committee did not meet in 1993. The current members of the Executive Committee are Vernon R. Loucks Jr. (chairman), William B. Graham and Fred L. Turner.

    The Audit Committee consists of four directors who are not employees of the Company. The committee assists the Board of Directors in fulfilling its responsibility for the Company's accounting and financial reporting practices and provides a channel of communication between the Board of Directors and the Company's independent auditors. The Audit Committee met eight times in 1993. The current members of the Audit Committee are Charles F. Knight (chairman), Silas
S. Cathcart, Mary Johnston Evans and Frank R. Frame.

    The Compensation Committee consists of five directors who are not employees of the Company. The committee determines compensation for officers, and makes recommendations to the Board of Directors concerning compensation for the chairman of the board and chief executive officer. It also exercises the authority of the Board of Directors relating to the Company's employee benefit plans. The Compensation Committee met nine times in 1993. The current members of the Compensation Committee are Silas S. Cathcart (chairman), John W. Colloton, Mary Johnston Evans, David W. Grainger and Georges C. St. Laurent, Jr.

    The Finance Committee consists of six directors who are not employees of the Company. Within limits established in the Company's bylaws, the committee exercises the authority of the Board of Directors in connection with financial transactions and assists and advises the Board of Directors regarding the financial affairs of the Company. The Finance Committee met seven times in 1993. The current members of the Finance Committee are William B. Graham (chairman), David C. K. Chin, Susan Crown, James D. Ebert, David W. Grainger and Charles F. Knight.

    The Planning and Organization Committee consists of five directors who are not employees of the Company. The committee assists and advises the Board of Directors in connection with board membership, board committee structure and membership as well as general organization and planning matters. The Planning and Organization Committee considers candidates for director recommended by stockholders. Under guidelines followed by the committee, it seeks candidates with high integrity, good judgment and breadth of experience, among other criteria. Recommendations by stockholders may be forwarded to the secretary of the Company and should identify the candidate by name and provide pertinent information concerning his or her qualifications. To be considered for nomination by the board, a stockholder recommendation must be received by January 1 of the year of the annual meeting of stockholders for which the candidate's name is being submitted. The Planning and Organization Committee met three times in 1993. The current members of the Planning and Organization Committee are Fred L. Turner (chairman), David C. K. Chin, Frank R. Frame, Martha R. Ingram and Georges C. St. Laurent, Jr.

    The Public Policy Committee consists of four directors who are not employees of the Company. The committee reviews the policies and practices of the Company to assure that they are consistent with its social responsibility to employees, customers and society. The Public Policy Committee met three times in 1993. The current members of the Public Policy Committee are Martha R. Ingram (chairman), John W. Colloton, Susan Crown and James D. Ebert.

- --------------------------------------------------------------------------------

COMPENSATION OF DIRECTORS

    Compensation of non-employee directors consists of an annual retainer of $25,000 plus a $1,000 fee for each board and each committee meeting attended. Members of committees receive an additional annual retainer of $3,000, and chairmen of committees receive an additional annual retainer of $4,000; except that members of the Executive Committee do not receive the additional annual retainer for their Executive Committee membership. Directors may elect to defer payment of all or a part of their compensation. Employee directors are not compensated separately for their board or committee activities.

    Each non-employee director elected in 1993 received 1,000 restricted shares of Common Stock pursuant to a restricted stock plan for non-employee directors ("Director Stock Plan"). Generally, grants of restricted stock awarded under the Director Stock Plan vest over the director's term of office to which the grant relates, unless specified corporate control changes occur. Until vested, the restricted stock may not be transferred or sold by the director. During the restriction period, the director has all of the other rights of a stockholder, including the right to receive dividends and vote the shares. Under the Director Stock Plan, upon election or re-election, directors receive grants of restricted stock approximately equal in value to the $25,000 annual retainer for directors.

    Each non-employee director, who retires at age 65 or after with at least five years of board service, is entitled to an annual retirement benefit equal to the annual retainer in effect at the time of the retirement. The retirement benefit is payable for a period of time equal to the director's full years of service as a non-employee director. Each non-employee director is also eligible for medical benefits and life insurance benefits. Medical benefit payments in 1993 totaled $12,613 for all non-employee directors. No non-employee director life insurance benefits were paid in 1993.

    In lieu of the non-employee director cash compensation and retirement benefits described above, the Company has consulting and pension agreements with William B. Graham. Mr. Graham receives $250,000 per year under the consulting agreement until it is terminated by either party. Under the pension agreement, Mr. Graham receives a non-qualified supplemental retirement benefit equal to the benefit he would have received under the Company's pension plan if he had ten additional years of pension plan participation.

- --------------------------------------------------------------------------------

COMPENSATION OF NAMED EXECUTIVE OFFICERS

GENERAL

    The following table shows, for the years ended December 31, 1993, 1992 and 1991 the compensation provided by the Company and its subsidiaries to the chairman and chief executive officer and the four next most highly compensated executive officers in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM COMPENSATION
                                         ANNUAL COMPENSATION          ----------------------------
                                  ----------------------------------        AWARDS
                                                             OTHER    -------------------  PAYOUTS    ALL
                                                             ANNUAL   RESTRICTED           -------   OTHER
                                                            COMPEN-     STOCK               LTIP    COMPEN-
                                         SALARY    BONUS     SATION    AWARD(S)   OPTIONS  PAYOUTS  SATION
  NAME AND PRINCIPAL POSITION     YEAR   ($)(1)    ($)(1)    ($)(2)     ($)(3)    (#)(4)   ($)(5)   ($)(6)
- -----------------------------------------------------------------------------------------------------------
VERNON R. LOUCKS JR.              1993  $693,231  $500,000  $209,311         -0-  88,800      -0-   $46,342
Chairman of the Board and Chief   1992  $751,000  $750,000  $218,880  $3,849,500     -0-      -0-   $50,071
 Executive Officer                1991  $751,000  $800,000       --          -0-  47,800      -0-       --
- -----------------------------------------------------------------------------------------------------------
                                  1993  $311,908  $325,000  excluded         -0-  27,000      -0-   $19,557
TONY L. WHITE                     1992  $287,746  $330,000  excluded  $  657,175  12,700      -0-   $13,942
Executive Vice President          1991  $233,000  $160,000       --   $  358,930   4,200      -0-       --
- -----------------------------------------------------------------------------------------------------------
                                  1993  $291,114  $250,000  excluded         -0-  27,000      -0-   $18,789
LESTER B. KNIGHT                  1992  $264,308  $330,000  excluded  $1,009,675   9,900      -0-   $13,944
Executive Vice President          1991  $184,406  $190,000       --          -0-   6,500      -0-       --
- -----------------------------------------------------------------------------------------------------------
JAMES R. TOBIN (7)                1993  $451,869       -0-  $119,629         -0-  53,600      -0-   $31,265
President and Chief               1992  $435,854  $570,000  $ 3,270   $1,965,250  13,400      -0-   $23,243
 Operating Officer                1991  $338,000  $310,000       --          -0-  30,000      -0-       --
- -----------------------------------------------------------------------------------------------------------
                                  1993  $264,200  $163,000  excluded         -0-  16,500      -0-   $14,975
MANUEL A. BAEZ                    1992  $246,900  $220,000  excluded  $  985,454   2,200      -0-   $13,972
Group Vice President              1991  $221,482  $198,000       --          -0-   8,400      -0-       --
- -----------------------------------------------------------------------------------------------------------

(1) Amounts shown include cash compensation earned by the named executive officers during the year covered, including amounts deferred at the election of those officers. Bonuses are paid in the year following the year during which they are earned.
(2) As permitted by the Securities and Exchange Commission's (SEC) rules regarding disclosure of executive compensation in proxy statements, this column excludes perquisites and other personal benefits for the named executive officer if their total cost in each of 1993 and 1992 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer for those years. Those rules do not require the Company to calculate the amount of Other Annual Compensation for any of the named executive officers for 1991. Of the 1993 amounts shown for Mr. Loucks and Mr. Tobin, $79,600 and $59,600 respectively, represent the approximate incremental cost to the Company of their use of Company aircraft for personal travel, which the Company required for security reasons. Mr. Loucks' 1993 total also includes $33,450, which represents reimbursement of club membership fees. The balance of the 1993 amounts shown for Mr. Loucks and Mr. Tobin include reimbursement of taxes attributable to use of Company aircraft, a car allowance, financial counseling allowance and maintenance of a home security system. The amount for 1992 has been restated for Mr. Loucks to exclude the Caremark International Inc. ("Caremark") stock dividend and the regular quarterly cash dividends that he received in 1992 on the 65,000 shares of restricted stock he received in lieu of salary and cash bonus increases for years 1992 through 1996 and on his restricted stock under the Company's 1989 Long-Term Incentive Plan, both of which are discussed in the Compensation Committee report beginning on page 12. The amounts for 1992 have also been restated for Messrs. White, Knight and Tobin to exclude the Caremark stock dividend and the regular quarterly cash dividends that they received in 1992 on their restricted stock under the Company's 1989 Long-Term Incentive Plan. The reason for the restatement is explained in footnote 5 below.

- --------------------------------------------------------------------------------

(3)  Amounts shown represent  the market  value at  the date  of grant,  without giving  effect to the diminution in  value attributable to the restrictions on such stock. The amount shown for Mr. Loucks in 1992 has been restated to include the 65,000 shares of restricted stock he received in lieu of salary and cash  bonus increases  for years  1992 through  1996 and  the grant  he received in 1992 under the Company's 1989 Long-Term Incentive Plan, both of which  are discussed in the Compensation Committee report beginning on page
     12. The amounts shown for the other named executive officers for 1992  (and for  1991 in  the case of  Mr. White)  have been restated  to include their grants under  the  1989  Long-Term  Incentive  Plan.  The  reason  for  the restatement  is explained in footnote 5 below. As of December 31, 1993, the number and value of  the aggregate restricted stock  holdings of the  named executive officers are as follows: Mr. Loucks--196,943 shares ($4,800,486);
     Mr. White--36,832 shares ($897,780); Mr. Knight-- 35,750 shares ($871,406);
     Mr.  Tobin--80,422 shares ($1,960,286); Mr. Baez--38,867 shares ($947,383).
     Dividends are payable on all outstanding shares of restricted stock held by all Company executives at the  same rate and time and  in the same form  in which  dividends are payable on all  outstanding shares of Common Stock, as required by the Company's 1987 Incentive Compensation Program.
(4)  No Stock Appreciation Rights  (SARs) were granted by  the Company in  1993, and  there are no outstanding SARs held  by any employee or director of the
     Company. The number shown represents the  number of shares of Common  Stock for which options were granted to the named executive officer.
(5)  The  SEC  rules regarding  disclosure  of executive  compensation  in proxy
     statements  allow  awards   of  restricted  stock   that  are  subject   to
     performance-based  conditions  on vesting,  in  addition to  lapse  of time and/or continued service with the Company, to be reported as awards under a long-term incentive plan ("LTIP"), instead  of as restricted stock  awards.
     The  rules define a LTIP as a plan providing compensation intended to serve as incentive for performance to occur over a period longer than one  fiscal year.  Pursuant to these rules, last year the Company elected to report, as
     LTIP awards, the 65,000 shares of  restricted stock Mr. Loucks received  in
     1992,  in lieu of  salary and cash  bonus increases for  years 1992 through
     1996 as well as  the restricted stock grants  he and Messrs. White,  Knight and  Tobin received  in 1992 under  the Company's  1989 Long-Term Incentive
     Plan. Under  these rules,  once  the restricted  stock  vests, it  must  be reported  as an LTIP payout in this  column. In addition, the rules require the dividends paid  on LTIP awards  to be reported  under the Other  Annual
     Compensation  column. The  Company elected  to report  the restricted stock grants described in this footnote as LTIP awards because it provides a more accurate description  of  the compensation  paid  to each  named  executive officer  over  the plan  period. In  August, 1993,  the SEC  issued general guidance relating to these rules.  That guidance specifies that  restricted stock  awards which are earned based on annual financial performance should not be reported as LTIP awards, even  if, as in the case of the  restricted stock  awards identified in this footnote, the  stock may not be earned and vested until the end  of at least  two years. Based  on this guidance,  the
     Company  has restated  the amounts for  1992 (and  1991 in the  case of Mr.
     White) in  this  column  as  well as  the  Other  Annual  Compensation  and
     Restricted Stock Awards columns.
(6)  Amounts shown represent the Company matching contributions in the Company's
     Incentive  Investment Plan, a qualified section 401(k) profit sharing plan, additional matching contributions  in the  Company's deferred  compensation plan  and the dollar value of  split-dollar life insurance benefits . Those three amounts for 1993,  expressed in the same  order as identified  above, for  the  named executive  officers are  as  follows: Mr.  Loucks-- $7,075,
     $36,222  and   $3,045;   Mr.   White--$7,075,  $12,182,   and   $300;   Mr.
     Knight--$7,075, $11,558 and $156; Mr. Tobin--$7,075, $23,581, and $609; Mr.
     Baez--$7,075,  $7,451 and $449. The rules identified in footnote 2 above do not require the Company to calculate  the amount of All Other  Compensation for any of the named executive officers for 1991.
(7)  Mr. Tobin ceased to be a director, officer and employee of the Company effective January 4, 1994. In connection with Mr. Tobin's termination of employment, he and the Company negotiated a separation agreement. Mr.
     Tobin's agreement is described on page 10 of this proxy statement.

- --------------------------------------------------------------------------------

STOCK OPTION GRANTS

    The following table contains information relating to the stock option grants made in 1993 under the Company's 1987 Incentive Compensation Program to the named executive officers.

                              OPTION GRANTS TABLE
                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                  INDIVIDUAL GRANTS
                       ---------------------------------------
                                          % OF
                                          TOTAL
                                         OPTIONS                                   POTENTIAL REALIZABLE VALUE
                         NUMBER OF       GRANTED                                   AT ASSUMED ANNUAL RATES OF
                         SECURITIES        TO        EXERCISE                       STOCK PRICE APPRECIATION
                         UNDERLYING     EMPLOYEES    OR BASE                            FOR OPTION TERM
                          OPTIONS       IN FISCAL     PRICE      EXPIRATION  --------------------------------------
        NAME           GRANTED(#)(2)     YEAR(3)    ($/SH)(4)       DATE     0%($)     5%($)(5)        10%($)(5)
- -------------------------------------------------------------------------------------------------------------------
Mr. Loucks                   88,800         2.5%      $26.00        8/1/03   $ -0 - $    1,451,880  $     3,679,872
Mr. White                    27,000          .8%      $26.00        8/1/03   $ -0 - $      441,450  $     1,118,880
Mr. Knight                   27,000          .8%      $26.00        8/1/03   $ -0 - $      441,450  $     1,118,880
Mr. Tobin                    53,600         1.5%      $26.00        8/1/03   $ -0 - $      876,360  $     2,221,184
Mr. Baez                     16,500          .5%      $26.00        8/1/03   $ -0 - $      269,775  $       683,760
All Stockholders                N/A         N/A          N/A           N/A   $ -0 - $4,528,950,000  $11,478,880,000
All Optionees             3,400,000         100%      $26.00        8/1/03   $ -0 - $   55,590,000  $   140,896,000
Optionee Gain as % of
 All Stockholders'
 Gain                           N/A         N/A          N/A           N/A    N/A             1.2%             1.2%
- -------------------------------------------------------------------------------------------------------------------

(1)  No Stock Appreciation Rights (SARs) were granted by the Company in 1993.
(2) The options were granted to the named executive officers and to other employees on August 2, 1993.
(3) In 1993, the Company granted options on approximately 3.5 million shares of Common Stock to approximately 5,500 employees.
(4) The exercise price shown is the closing price of the Common Stock on the date of grant.
(5) The amounts shown in these two columns represent the potential realizable values using the options granted and the exercise price. The assumed rates of stock price appreciation are set by the SEC proxy statement disclosure rules and are not intended to forecast the future appreciation of the Common Stock.
(6) All options shown in this table become exercisable in three equal installments on the first, second and third anniversaries of the grant date. The exercise price may be paid in cash or shares of Common Stock. The 1987 Program provides that if specified corporate control changes occur, all outstanding options will become exercisable immediately.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

STOCK OPTION EXERCISES

    The following table contains information relating to the exercise of stock options by the named executive officers in 1993 as well as the number and value of their unexercised options as of December 31, 1993.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES(1)

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                    OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS AT
                                                       YEAR-END#(2)            FISCAL YEAR END$(3)
               SHARES ACQUIRED                  --------------------------  --------------------------
    NAME       ON EXERCISE(#)   VALUE REALIZED  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ------------------------------------------------------------------------------------------------------
Mr. Loucks          104,873     $     670,733       55,177       105,482    $      327   $        -0  -
Mr. White                -0   -           N/A       40,343        37,330    $  112,811   $        -0  -
Mr. Knight               -0   -           N/A       19,578        36,179    $   24,282   $        -0  -
Mr. Tobin                -0   -           N/A      100,161        73,004    $  227,975   $        -0  -
Mr. Baez                 -0   -           N/A       29,139        20,968    $   23,973   $        -0  -
- ------------------------------------------------------------------------------------------------------

(1) No Stock Appreciation Rights (SARs) were exercised by any Company employee in 1993, and there are no outstanding SARs held by any employee or director of the Company.
(2) The sum of the numbers under the Exercisable and Unexercisable columns of this heading represents each named officer's total outstanding options.
(3) The dollar amounts shown under the Exercisable column of this heading represent the number of exercisable options multiplied by the difference between the closing price of the Common Stock on December 31, 1993, which was $24.38 per share, and the exercise price of the options. There is no value shown under the Unexercisable column of this heading because each named officer's unexercisable options have an exercise price above $24.38 per share.

- --------------------------------------------------------------------------------

LONG-TERM INCENTIVE PLANS

    No long-term incentive plan table is included in this proxy statement because no long-term incentive plan awards were made to any of the named executive officers during 1993.

MR. TOBIN'S SEPARATION AGREEMENT

    Mr. Tobin ceased to be a director, officer and employee of the Company effective January 4, 1994. In connection with Mr. Tobin's termination of employment, he and the Company negotiated a separation agreement. Under the agreement, Mr. Tobin will receive $396,800 of severance pay in installments at regular payroll intervals between January 4 and December 31, 1994, subject to increase if the senior officers of the Company have their salaries restored to their pre-September 1993 levels. (See the Compensation Committee report beginning on page 12 for information about the September 1993 salary reductions.) Mr. Tobin's monthly perquisite allowances, equal to a total of $1700 per month, will be paid to him until June 30, 1994.

    His outstanding stock options will expire on April 4, 1994, in accordance with the terms of the original option grants. Mr. Tobin's agreement includes a provision that gives him the opportunity to receive a cash payment based on the amount he could have realized if the expiration date and vesting of his stock options extended to September 30, 1994. The provision operates as follows. If the highest composite closing price of the Common Stock between April 5, 1994 and September 30, 1994 (Post-expiration price) exceeds the highest composite closing price between January 4, 1994 and April 4, 1994

- --------------------------------------------------------------------------------

(Pre-expiration price), the Company will make a cash payment to Mr. Tobin. The payment will equal the amount by which the Post-expiration price exceeds the Pre-expiration price, multiplied by the number of shares for which Mr. Tobin could have exercised the options if the expiration date and vesting extended to September 30, 1994. The cash payment calculation does not include any options with an option price above the Post-expiration price. Mr. Tobin has six outstanding option grants. The number of shares of Common Stock covered by this provision and the option prices are as follows; 21,149 and $15.89, 22,196 and $22.21, 31,410 and $24.36, 31,410 and $34.15, 4,466 and $33.88, 17,866 and
$26.00, respectively. Accordingly, unless the Post-expiration price exceeds $33.88, this provision will apply to a maximum of 92,621 shares.

    The agreement also provides Mr. Tobin with 10 additional years of Pension Plan participation through a non-qualified and unfunded supplemental pension benefit. The additional years of Pension Plan participation are shown in the information reported for Mr. Tobin under the Pension Plan Table on page 16. The other compensation and benefit elements of Mr. Tobin's separation agreement are the same as those provided to all salaried employees of the Company and its subsidiaries in the U.S. who receive separation agreements. In exchange for the negotiated compensation and benefits described in this paragraph, Mr. Tobin has given the Company a general waiver and release of all claims he may have against the Company and its subsidiaries as well as their directors, officers and employees. Mr. Tobin's agreement also confirms his obligations under his non-compete and confidentiality agreements with the Company.

- --------------------------------------------------------------------------------

COMPANY FINANCIAL PERFORMANCE

    The following graph compares the performance of the Common Stock with the Standard & Poor's 500 Composite Index and the Standard & Poor's Medical Products and Supplies Index. The comparison of total return (change in year end stock price plus reinvested dividends) for each of the years assumes that $100 was invested on December 31, 1988 in each of the Company, the Standard & Poor's 500 Index and the Standard & Poor's Medical Index with investment weighted on the basis of market capitalization. The 1992 Company dividend includes the Caremark stock dividend distributed on November 30, 1992.

                       FIVE YEAR CUMULATIVE TOTAL RETURN

                                  [GRAPHIC 1]
- --------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The compensation of the Company's executive officers is determined by the Compensation Committee of the Board of Directors. The committee currently has five members. As required by the Company's bylaws, the committee consists solely of non-employee directors.

COMPENSATION PHILOSOPHY FOR EXECUTIVE OFFICERS

    The committee's compensation philosophy is to provide forms and levels of compensation which are competitive when compared to other health-care companies and to companies of similar size. These companies are reported in surveys whose participants include most companies within the Standard & Poor's Medical Products and Supplies Index, as well as other companies with which the Company and its subsidiaries compete for executive talent ("comparable companies"). This philosophy is intended to assist the Company in attracting, retaining and motivating executives with superior leadership and management abilities. Consistent with this philosophy, the committee determines a total compensation structure for each officer, including Mr. Loucks, consisting primarily of salary, cash bonus, restricted stock and stock options. The proportions of these elements of compensation vary among the officers depending upon their levels of responsibility. The senior executive officers ordinarily receive a larger portion of their total compensation through performance-based incentive plans, which place a greater percentage of their compensation at risk while more closely aligning their interests with the interests of the Company's stockholders.

    The committee's philosophy with respect to the cap on the tax-deductibility of executive compensation is to maximize the benefit of the new tax law for the Company's stockholders by seeking

- --------------------------------------------------------------------------------

performance-based exemptions where consistent with the Company's compensation policies and practices. The committee has adopted 1994 performance goals for the Company's cash bonus plan and 1989 Long-Term Incentive Plan which are expected to satisfy the deductibility requirements with respect to any payments under those plans in 1995.

COMPENSATION ELEMENTS

    The committee establishes salaries each year at a level primarily intended to be competitive at the 50th percentile with salaries of executive officers in comparable companies. In addition, officer salaries are based on the officers' individual performance. Actual salaries in a number of cases are under the 50th percentile due to specific executives' relatively short tenure in their positions and the Company's practice of adjusting salaries over time rather than immediately when there are promotions into senior executive positions. Additionally, in September 1993 the eight most senior executive officers of the Company agreed to salary reductions of 15 percent to 25 percent. The salary reductions were not related to the non-attainment of any specific Company performance measures. Rather, these reductions demonstrate the officers' commitment to controlling costs and improving the Company's operating performance.

    Bonuses are intended to provide executive officers with an opportunity to receive additional cash compensation (which when combined with salary provides total cash compensation between the 50th and 75th percentile of total cash compensation paid to executives in comparable companies), but only if they earn it through Company and individual performance. Each year, the committee establishes a bonus range for each executive officer. After year-end results are reported, the committee determines each officer's bonus based on its assessment of the Company's performance against the earnings-per-share and return-on-equity goals it established for the year as well as each executive's individual performance during the year. The Company did not achieve its earnings-per-share and return-on-equity goals for 1993. However, many executive officers individually performed exceptionally well during a particularly challenging year, positioning the Company for improved performance in 1994 and beyond. Individual performance was measured against individual performance objectives which were established for 1993, and the individual performance was given equal weight when determining bonuses for 1993. With the exception of Mr. Tobin, actual bonuses for 1993 ranged from 63 percent to 86 percent of the high end of the named executive officers' respective bonus ranges. Mr. Tobin received no bonus for 1993, as agreed in connection with the negotiation of the compensation and benefits provided in his separation agreement, which is described on page 10.

    Restricted stock is granted, under the Company's 1989 Long-Term Incentive Plan, from time to time and to the extent necessary to maintain a four-to five-year plan period. This plan was established as part of the Company's 1987 Incentive Compensation Program ("1987 Program"), which was approved by the Company's stockholders. Restricted stock grants are intended to be a mechanism for aligning management's and stockholders' interests. The plan provides participants the opportunity to build equity in the Company if the Company achieves strong operating results as measured by return on equity. The committee establishes the annual return-on-equity goal. Each participant has a targeted number of restricted shares which can be earned annually if the Company achieves its goal. The stock ordinarily vests one year after it is earned, provided the participant remains employed by the Company or one of its subsidiaries. Because the Company did not achieve its return-on-equity goals for 1993, no restricted shares were earned under the plan for 1993. Under the 1989 Long-Term Incentive Plan, shares of restricted stock which are unearned because of any one year's performance shortfall remain outstanding and restricted for each participant who remains employed by the Company or one of its subsidiaries. The unearned shares remain available to be earned in subsequent plan years, either as part of the targeted number of restricted shares which can be earned annually, or in addition to the targeted number to the extent the Company's return-on-equity performance exceeds the return-on-equity target.

- --------------------------------------------------------------------------------

    Stock options also are granted under the 1987 Program. They represent an additional vehicle for aligning management's and stockholders' interests, specifically motivating executives to remain focused on the market value of the Common Stock in addition to earnings-per-share and return-on-equity goals. If there is no price appreciation in the Common Stock, the option holders receive no benefit from the stock options because options are granted with an exercise price equal to the fair-market value of the Common Stock on the day of the grant. Normally, stock options are granted annually. In 1993, the committee granted stock options on approximately 3.5 million shares of Common Stock to approximately 5,500 employees of the Company and its subsidiaries.

    The number of restricted shares and options granted to executive officers is formula-driven. The formula is designed to provide an opportunity to earn stock-based compensation (half in restricted stock, half in options) at a third-quartile level compared to executives in comparable companies. The grants of restricted stock are based on the value of the Common Stock on the date of grant. The grants of stock options are based on an estimated appreciation in the Common Stock over time discounted to a present value. When the Company grants restricted stock under the 1989 Long-Term Incentive Plan and stock options, it considers approaches taken by comparable companies, to the extent those approaches are consistent with the Company's total compensation philosophy and its performance against established goals. Restricted shares granted under the 1989 Long-Term Incentive Plan have been subject solely to annual return-on-equity performance. The number of restricted shares granted is determined based upon the number of restricted shares which each executive officer would earn if the Company achieved its annual return-on-equity target.

MR. LOUCKS' 1993 COMPENSATION

    Mr. Loucks participates in the same compensation plans provided to other executive officers. The committee's general approach to setting Mr. Loucks' compensation is to be competitive with comparable companies--and to have a majority of his compensation dependent on achievement of performance criteria established by the committee. All compensation actions relating to Mr. Loucks are subject to the approval of the Board of Directors. The actions described in this report have been approved.

    Mr. Loucks' salary had most recently been established in 1991, based upon an analysis of competitive compensation data. In February 1992, the committee capped Mr. Loucks' salary at $751,000, its 1991 level, and capped his bonus at $800,000, its 1990 level, for the five-year period beginning in 1992. Mr. Loucks' salary and bonus were capped for the five-year period, and the committee granted Mr. Loucks 65,000 shares of restricted stock in lieu of the salary and cash bonus increases he might have otherwise received over that five-year period, because of the committee's continuing emphasis on aligning management's and stockholders' interests. This stock is targeted to be earned in equal increments over that five-year period. All earned shares are scheduled to vest on December 31, 1997, if he remains employed by the Company or one of its subsidiaries on that date.

    In September 1993, Mr. Loucks requested and was granted a 25 percent salary reduction as a demonstration of his personal commitment to controlling costs and improving the Company's operating performance. In early 1994, the committee determined that Mr. Loucks earned none of the 65,000 shares of restricted stock for 1993, based on the Company's operating performance. The committee also determined that Mr. Loucks earned a $500,000 bonus for 1993 because of his continued commitment to the strategic direction of the Company toward an objective of leadership in health-care and in recognition of his guidance of the Company through a particularly turbulent and challenging environment in U.S. health-care. Although the Company did not achieve its earnings-per-share and return-on-equity goals for 1993, the committee based its determination of Mr. Loucks' 1993 bonus on the value of both his efforts in developing the Company's strategic direction and his guidance through the changing U.S. health-care environment.

- --------------------------------------------------------------------------------

    Under the Company's 1987 Program, Mr. Loucks received a stock option grant in 1993 for 88,800 shares of Common Stock. As described above, options granted to Mr. Loucks and other executive officers are determined by formula and reinforce the link between management's and stockholders' interests.

    Mr. Loucks, like other participants in the 1989 Long-Term Incentive Plan, was deemed not to have earned any portion of his annual target award of restricted stock in 1993, based on the Company's return-on-equity performance.

RELATIONSHIP OF EXECUTIVE COMPENSATION TO COMPANY PERFORMANCE

    The committee believes that management should be motivated, and compensated, based on the Company's financial performance. For this reason, the committee has emphasized return-on-equity and earnings-per-share achievements when determining cash bonus and long-term incentive compensation for all executive officers, as explained above. The committee believes that strong financial performance, as expressed by return-on-equity and earnings-per-share, were the appropriate focus for 1993. The relatively low common stock returns during the past five years are in part attributable to the pressure on health-care costs, uncertainty over the direction of U.S. health-care reform and in part to the fact that the Company has not yet realized the full benefits of strategic initiatives implemented over the past few years.

    Since 1985, the Company has made several difficult but critical decisions intended to establish and advance a position as the leading health-care company. Those decisions include the merger with American Hospital Supply Corporation in 1985, the restructuring of manufacturing operations initiated in 1990 and the spin-off of Caremark International Inc. in 1992. Each had significant short-term costs and benefits--and broad long-term implications. Although each had different specific objectives, they all advanced the Company's drive for leadership. Through a series of strategic initiatives announced in November 1993 and being implemented now, the Company is intensively focused on providing unmatched service to customers, enhancing technological innovation and expanding its global reach.

    When determining the 1993 cash bonus and stock option grant for Mr. Loucks, the committee was mindful of the leadership and vision he has provided in positioning the Company over the past several years, but it is also committed to assuring that executive compensation track with Company performance.

1994 INCENTIVE COMPENSATION PROGRAM

    Based on the recommendation of the committee, the Board of Directors adopted, on February 14, 1994, the 1994 Incentive Compensation Program ("1994 Program"), subject to approval by the Company's stockholders. The material provisions of the 1994 Program are described beginning on page 20. The complete text of the 1994 Program is included as Exhibit A to this proxy statement. All of the incentive grants described in this report were made under the Company's 1987 Program, which was previously approved by the Company's stockholders. Incentives granted under the 1987 Program will continue to be subject to the terms and conditions of the 1987 Program. Because the 1994 Program was not in effect during 1993, it had no effect on incentives granted under the 1987 Program. Furthermore, if the 1994 Program had been in effect during 1993, it would have had no effect on incentives granted under the 1987 Program.

Silas S. Cathcart (Chairman)
John W. Colloton                 David W. Grainger
                                 Georges C. St.
Mary Johnston Evans              Laurent, Jr.

- --------------------------------------------------------------------------------

PENSION PLAN AND EXCESS PLANS

    The following table shows estimated annual retirement benefits payable to participants in the Company's United States pension plan ("Pension Plan") whose employment terminates at normal retirement (age 65). The normal retirement benefit equals 1.75% of the average of an employee's five highest consecutive calendar years of earnings out of his or her last ten calendar years of earnings ("Final Average Pay"), multiplied by the employee's years of Pension Plan participation. In general, the earnings covered by the Pension Plan include salary, annual cash bonuses and other regular pay. The figures shown include benefits payable under the Pension Plan and under the Company's related defined benefit supplemental and excess pension benefit plans. The estimates assume that benefit payments begin at age 65 under a single life annuity form. The figures are net of the Social Security offset specified by the Pension Plan's benefit formula and therefore do not include Social Security benefits payable from the federal government. The primary Social Security amount used in the calculations is that payable for an individual attaining age 65 in 1993.

    Although age 65 is the normal retirement age under the Pension Plan, the Pension Plan has early retirement provisions based on a point system. Under the point system, each participant is awarded one point for each year of Pension Plan participation and one point for each year of age. Participants who terminate employment after accumulating 65 points, and who wait to begin receiving their Pension Plan benefits until they have 85 points, receive the same Pension Plan benefits they would otherwise receive at age 65, regardless of their actual age when they begin receiving their Pension Plan benefits.

                               PENSION PLAN TABLE

                                                  ESTIMATED ANNUAL RETIREMENT BENEFITS
                                         ------------------------------------------------------
                                                 YEARS OF PENSION PLAN PARTICIPATION(1)
                         FINAL AVERAGE   ------------------------------------------------------
                            PAY(1)           15          20         25         30         35
- ----------------------------------------------------------------------------------------------------------
                         $    400,000    $  101,300   $135,100   $168,800   $202,600   $236,600
                              500,000       127,600    170,100    212,600    255,100    297,800
                              600,000       153,800    205,100    256,300    307,600    359,100
                              700,000       180,100    240,100    300,100    360,100    420,300
                              800,000       206,300    275,100    343,800    412,600    481,600
                              900,000       232,600    310,100    387,600    465,100    542,800
                            1,000,000       258,800    345,100    431,300    517,600    604,100
                            1,100,000       285,100    380,100    475,100    570,100    665,300
                            1,200,000       311,300    415,100    518,800    622,600    726,600
                            1,300,000       337,600    450,100    562,600    675,100    787,800
                            1,400,000       363,800    485,100    606,300    727,600    849,100
                            1,500,000       390,100    520,100    650,100    780,100    910,300
                            1,600,000       416,300    555,100    693,800    832,600    971,600
- ----------------------------------------------------------------------------------------------------------

(1) As of January 1, 1994, the named executive officers' years of Pension Plan participation and Final Average Pay for purposes of calculating annual retirement benefits payable under the Pension Plan are as follows: Mr. Loucks--27 years and $1,339,175; Mr. White--23 years and $410,072; Mr.
     Knight--11 years and $356,100; Mr. Tobin--31 years and $651,211; Mr. Baez--19 years and $413,842.

    The 31 years of Pension Plan participation shown for Mr. Tobin includes the 10 additional years which he received through the non-qualified pension supplement incorporated in his separation

- --------------------------------------------------------------------------------

agreement described on page 10. As of January 1, 1994, Mr. Tobin was age 49 and, accordingly, has 80 points. Mr. Tobin will have 85 points in August 1997. Mr. Tobin's pension supplement is payable at the same time and in the same form as his benefit under the Pension Plan.

- --------------------------------------------------------------------------------

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    In 1993, Mr. Loucks served as chairman of the compensation and human resources committee of the board of directors of Emerson Electric Co., of which Charles F. Knight is chairman of the board and chief executive officer.

- --------------------------------------------------------------------------------

SECTION 16 REPORTING

    Section 16 of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to report to the Securities and Exchange Commission their Common Stock ownership when they are first elected, and to report subsequent changes in their Common Stock ownership. Three executive officers amended reports which were filed timely in 1993. Brian P. Anderson, who was elected an officer in 1993, filed an amendment to his initial statement of Common Stock ownership (Form 3) to report an employee stock option grant for 732 shares of Common Stock. J. Robert Hurley, who was elected an officer of one of the Company's principal subsidiaries in 1993, filed an amendment to his Form 3 to report 243 shares of Common Stock which he holds in the Company's dividend reinvestment plan. James H. Taylor, Jr. filed an amended report of a change in beneficial ownership (Form 4) to report three additional shares of Common Stock sold in an open-market transaction. Mr. Colloton filed a late Form 4 reporting the purchase by his spouse of 500 shares of Common Stock. Mr. Frame filed a late Form 4 reporting the acquisition of 10 shares of Common Stock in the Company's dividend reinvestment plan. In all cases, the omissions were inadvertent.

- --------------------------------------------------------------------------------

LEGAL PROCEEDINGS RELATING TO DIRECTORS AND OFFICERS

    Most of the individuals who served as directors of American Hospital Supply Corporation ("American") in 1985, including Mr. Cathcart and Ms. Evans, who currently are directors of the Company, are defendants in a pending lawsuit filed as a derivative action. HARRY LEWIS V BAYS, ET AL. was filed on March 23, 1990 in the Circuit Court of Cook County, Illinois. The plaintiffs allege breach of fiduciary duty claims relating to American's buyout of an agreement with Hospital Corporation of America ("HCA") in connection with the Company's merger with American in 1985. In November 1992, the Board of Directors appointed a special litigation committee consisting of three current directors of the Company who were neither directors of the Company nor American at the time of the merger. The special litigation committee was appointed to determine the best interests of the Company relating to this lawsuit, which seeks $200 million in damages from the individual defendants and HCA as well as other relief. On August 9, 1993, counsel for the special litigation committee filed a motion with the Court to dismiss this case on the basis that there is no merit to the claims against any defendant and that pursuing this litigation is not in the best interests of the Company or its stockholders. The proceedings on this motion have been stayed.

    On January 14, 1994, the parties filed with the court a Memorandum of Understanding which provides a basis for resolving this litigation. The parties have undertaken proceedings necessary to demonstrate the fairness of the proposed settlement. It is anticipated that these actions will be completed by April 30, 1994, following which the parties expect to sign a settlement agreement and present it to the court for approval.

- --------------------------------------------------------------------------------

    On August 13, 1993, the Company received a notice from the Department of Veterans Affairs ("DVA") suspending it from competing for, or receiving, new contracts with any agency within the Executive Branch of the Federal Government on the basis of the Company's guilty plea to an information charging it with one count of violating the Anti-boycott Statute by providing information to Arab League Boycott Officials. On the same day, the Company's subsidiary, Baxter Healthcare Corporation ("BHC"), received a notice from the DVA suspending it on the basis of the Company's plea, its commonality of management with, and its ownership by, the Company, and its alleged misrepresentation concerning the status of products on its Federal Supply Schedule Contracts with the government.

    On the same day Mr. Loucks and Mr. Tobin each received notices from the DVA proposing their individual debarments from competing for, or receiving, contracts on the basis of the Company's plea and on the assertion that each knew or should have known of the actions of the Company and its former senior vice president, secretary, and general counsel, G. Marshall Abbey, recited in the plea agreement.

    On December 21, the Company and the DVA reached an agreement to settle these proceedings. As a result, the Company and BHC were immediately reinstated as federal contractors by the DVA, and the suspensions imposed in August 1993, were lifted. The settlement agreement among the Company, BHC, Messrs. Loucks and Tobin, and the DVA resolved all civil and administrative disputes involved in the suspension proceeding. The DVA also terminated debarment proceedings against Messrs. Loucks and Tobin. As a part of the settlement, BHC agreed to provide the agency with $2.8 million in financial consideration over three years for past, present and future costs associated with the suspension proceedings, and establish a service center dedicated exclusively to federal accounts and staffed by customer-service representatives who will receive training emphasizing government-contracting regulations and federal procurement requirements. The payment and actions agreed to by the Company, BHC, Messrs. Loucks and Tobin, and the DVA did not constitute an admission of liability or wrongdoing.

    All of the individuals who served as directors of the Company as of September 1, 1993, as well as Lester B. Knight, executive vice president of the Company, are named as defendants in a pending lawsuit ostensibly filed as a "demand excused" derivative action. SEIGEL V. LOUCKS, ET AL, was filed on September 15, 1993, in the Court of Chancery in New Castle County, Delaware Cir. Ct., New Castle Co., Del., C.A. No. 13130. On October 23, 1993, a substantially identical complaint was filed in the same court by Bartholomew J. Millano. The two complaints have been consolidated. The plaintiffs allege that the directors failed to oversee management in connection with actions which were the basis for a dispute between the Company and the DVA concerning sales and pricing practices, failed to prevent such actions, and failed to create a compliance program to prevent or detect such actions. The complaint seeks to recover alleged damages incurred by the Company as the result of lost sales due to the proposed debarment, as well as the compensation paid to Messrs. Gantz, Knight, Loucks, and Tobin since 1991. The Company and its directors have filed motions to dismiss the suit, have answered the complaint and have filed a counterclaim seeking to permanently bar and enjoin the plaintiff from prosecuting this case because her claims have been disposed of and barred in a prior suit against the Company.

- --------------------------------------------------------------------------------

OWNERSHIP OF COMPANY SECURITIES

    The following tables and footnotes show information as to the Common Stock beneficially owned by each director and named executive officer and by all directors and executive officers of the Company as a group as of February 18, 1994. The information is furnished by the respective directors and officers. For purposes of this disclosure, the Securities and Exchange Commission has defined "beneficial ownership" to include securities over which the individual has sole or shared investment or

- --------------------------------------------------------------------------------

voting power regardless of the economic incidents of ownership. The amounts shown indicate the number of outstanding shares of Common Stock beneficially owned by each director and named executive officer and all directors and executive officers as a group, and include shares of Common Stock beneficially owned under the Company's Incentive Investment Plan, a qualified Section 401(k) profit sharing plan. There are no outstanding equity securities of the Company other than its Common Stock. No director or named executive officer beneficially owned more than 1.0% of the outstanding Common Stock. All directors and executive officers as a group own less than 1.0% of the outstanding shares of Common Stock. Where a director or executive officer has the right to acquire shares of Common Stock within 60 days after February 18, 1994, through the exercise of stock options or participation in the Company's employee stock purchase plans, these shares of Common Stock are treated as beneficially owned by the individual and as outstanding for purposes of computing the percentages owned by the individual and the group.

                                     SHARES OF
                                    COMMON STOCK
                                    BENEFICIALLY    RIGHT TO
  NAME OR GROUP                        OWNED       ACQUIRE (2)
- --------------------------------------------------------------
Manuel A. Baez                           82,233        29,359
Silas S. Cathcart                         2,334            --
David C. K. Chin                            424            --
John W. Colloton                            547            --
Susan Crown                               8,900 (3)         --
James D. Ebert                              600            --
Mary Johnston Evans                       3,134            --
Frank R. Frame                              313            --
William B. Graham                       295,795            --
David W. Grainger                        31,500            --
Martha R. Ingram                         31,000            --
Charles F. Knight                         8,800            --
Lester B. Knight                         73,623        19,578
Vernon R. Loucks Jr.                    323,580        55,477
Georges C. St. Laurent, Jr.               5,418            --
James R. Tobin                          113,390        27,157
Fred L. Turner                            4,539            --
Tony L. White                           113,287        40,523
All directors and executive
 officers as a group (1)              2,219,631       603,917
- --------------------------------------------------------------

(1) Adjustments are made to avoid double counting of shares as to which more than one beneficial owner is listed.
(2) The shares indicated under Right to Acquire are included in the figures under Shares of Common Stock Beneficially Owned.
(3)  Ms. Crown disclaims beneficial ownership of 4,000 shares.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

    Except as indicated in the following table, the shares of Common Stock shown above are held with sole power over both investment and voting.

- -------------------------------------------------------------------
                                    VOTING POWER   INVESTMENT POWER
  NAME                                 SHARED           SHARED
- -------------------------------------------------------------------
Manuel A. Baez                           10,548            10,548
Susan Crown                               4,000             4,000
Lester B. Knight                          7,351             7,351
Tony L. White                            20,688            20,688
All directors and executive
  officers as a group                   168,146           168,146
- -------------------------------------------------------------------

PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANT
(ITEM 2 ON PROXY CARD)

    The Board of Directors has reappointed Price Waterhouse as independent accountant for the Company in 1994. The board recommends that the appointment be ratified. If the resolution is not adopted, the board will consider the selection of another public accounting firm for 1994 and future years.

    Fees for services performed by Price Waterhouse during 1993 related to the audit of the consolidated annual financial statements, including statutory audits of foreign subsidiaries, aggregated approximately $3.3 million. In addition to the audit of the consolidated financial statements, Price Waterhouse performed other audit related services including: audits of employee benefit plans, limited reviews of quarterly financial information, reviews of officers' compensation, assistance with regulatory filings and consultations in connection with various financial reporting and accounting matters. Fees for these other audit related services aggregated approximately $500,000 while fees for tax assistance and other consulting services aggregated approximately $400,000.

    A representative of Price Waterhouse will attend the annual meeting and will be prepared to respond to questions. The representative may make a statement at the meeting if he or she so desires.

    The Board of Directors recommends a vote FOR ratification of the selection of Price Waterhouse as independent accountant for 1994.

- --------------------------------------------------------------------------------

PROPOSAL TO ADOPT THE 1994 INCENTIVE COMPENSATION PROGRAM
(ITEM 3 ON PROXY CARD)

    On February 14, 1994, the Board of Directors adopted the 1994 Incentive Compensation Program ("Program"), subject to approval by the Company's stockholders. The complete text of the Program is included as Exhibit A to this proxy statement. The following summary of the Program is qualified in its entirety by reference to the complete text.

- --------------------------------------------------------------------------------

GENERAL

    The purpose of the Program is to increase stockholder value and to advance the interests of the Company by providing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of the Company.

    The Program will be administered by the Compensation Committee of the Board of Directors ("Committee"). The Committee must consist of two or more directors who qualify as disinterested persons under Rule 16b-3 of the Securities Exchange Act of 1934 and as outside directors under

- --------------------------------------------------------------------------------

Section 162(m) of the Internal Revenue Code of 1986. Incentives may consist of the following: (a) stock options; (b) restricted stock; (c) stock awards; (d) performance shares; and (e) other incentives, including cash. Incentives may be granted to any employee of the Company (including directors of the Company who are also full-time employees of the Company) selected from time to time by the Committee. As of December 31, 1993, the Company had approximately 60,400 employees.

    The number of shares of Common Stock which may be issued under the Program may not exceed 15,000,000 shares. This represents approximately 5% of the outstanding shares of Common Stock on March 1, 1994.

- --------------------------------------------------------------------------------

STOCK OPTIONS

    Under the Program, the Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of Common Stock from the Company. The Program gives the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable, subject to the following limitations. No stock option may be granted with a purchase price less than the fair market value of the shares subject to the option on the date of grant. The term of a non-qualified option may not exceed 10 years and one day from the date of grant. No person may receive, in any calendar year, stock options which, in the aggregate, represent more than 500,000 shares of Common Stock.

- --------------------------------------------------------------------------------

RESTRICTED STOCK

    Restricted stock consists of the sale or transfer by the Company to an eligible employee of one or more shares of Common Stock which are subject to restrictions on their sale or other transfer by the employee. The price, if any, at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may require no payment or be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to the attainment of performance goals under
Section 162(m) of the Internal Revenue Code and other restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the Program, a participant receiving restricted stock will have the rights of a stockholder (including voting and dividend rights) as to those shares only to the extent the Committee designates such rights at the time of the grant.

- --------------------------------------------------------------------------------

STOCK AWARDS

    Stock awards consist of the transfer by the Company to an eligible employee of shares of Common Stock, without payment, as additional compensation for his or her services to the Company or a subsidiary of the Company. Stock awards are subject to the following limitations. No person subject to section 16(a) of the Exchange Act (executive officers of the Company and its principal subsidiaries) may receive a Stock Award, and no person eligible to receive a Stock Award may receive a Stock Award representing more than 2,500 shares of Common Stock in any calendar year.

- --------------------------------------------------------------------------------

PERFORMANCE SHARES

    Performance shares consist of the grant by the Company to an eligible employee of a contingent right to receive payment of shares of Common Stock. The performance shares will be paid in shares of Common Stock to the extent performance goals set forth in the grant are achieved. All grants of

- --------------------------------------------------------------------------------

performance shares will be subject to the attainment of performance goals under
Section 162(m) of the Internal Revenue Code. The number of shares granted and the performance goals will be determined by the Committee.

- --------------------------------------------------------------------------------

OTHER INCENTIVES

    Other incentives may consist of a payment in cash or in kind by the Company to an eligible employee as additional compensation for his or her services to the Company or a subsidiary of the Company. The form, amount and the terms and conditions of other incentives will be determined by the Committee. All grants of other incentives will be subject to the attainment of performance goals under
Section 162(m) of the Internal Revenue Code.

- --------------------------------------------------------------------------------

SECTION 162(M) PERFORMANCE GOALS

    Under the Program, all grants of restricted stock, performance shares, and other incentives (as defined in the Program) will be subject to the attainment of performance goals under Section 162(m) of the Internal Revenue Code. The proposed regulations under Section 162(m) would require the performance goals related to grants under the Program to be approved separately by the Company's stockholders. If Section 162(m) and the related regulations, when finalized, require such separate approval, the Company expects to submit, for stockholder approval, the performance goals related to grants under the Program. No grants have been made under the Program.

- --------------------------------------------------------------------------------

NON-TRANSFERABILITY OF MOST INCENTIVES

    No stock option, restricted stock, performance share or other incentive granted under the 1994 Program will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by the employee or the employee's guardian or legal representative.

- --------------------------------------------------------------------------------

AMENDMENT OF THE PROGRAM

    The Board of Directors may amend or discontinue the Program at any time. However, no amendment or discontinuance may (a) alter or impair, without the consent of the recipient, an Incentive previously granted, (b) increase the maximum number of shares of Common Stock which may be issued to all employees under the Program, or (c) result in a change which would disqualify the Program from the exemption provided by Rule 16b-3 of the Securities Exchange Act of 1934. In addition, the Board of Directors may not amend the Program without approval of the Company's stockholders to the extent such approval is required by law, agreement or any exchange on which the Common Stock is traded.

- --------------------------------------------------------------------------------

ACCELERATION OF INCENTIVES

    In the event of a change in control of the Company (as specified in the Program), the restrictions on all outstanding shares of restricted stock will lapse immediately, all outstanding stock options will become exercisable immediately and all performance goals will be deemed to be met and payment made immediately. The change in control provision in the Program is essentially identical to the change in control provision in the 1987 Incentive Compensation Program.

- --------------------------------------------------------------------------------

FEDERAL INCOME TAX CONSEQUENCES

    Under existing federal income tax provisions, an employee who receives a stock option or performance shares under the Program or who purchases or receives shares of restricted stock under the Program will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes in the year such Incentive is granted. An employee who receives a stock award under the Program consisting of shares of Common Stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares of Common Stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. An employee who receives a cash award will realize ordinary income in the year the award is paid equal to the amount received, and the amount of the cash is expected to be deductible by the Company.

    When a non-qualified stock option granted pursuant to the Program is exercised, the employee will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

    Options which qualify as incentive stock options are entitled to special tax treatment. Because the capital gains rate is currently lower than the highest individual rate, there are income tax advantages to receiving incentive stock options rather than non-qualified options. Under existing federal income tax law, if shares purchased pursuant to the exercise of an incentive stock option are not disposed of by the optionee within two years from the date of the option grant or within one year after the transfer of the shares to the optionee, whichever is longer, then (i) the optionee recognizes no income upon the exercise of the option; (ii) any gain or loss will be recognized by the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as a long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will equal the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

    The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income.

    If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option or through the Company's employee stock purchase plan and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

    An employee who receives restricted stock or performance shares will normally realize taxable income on the date the shares become transferable or no longer subject to a substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will equal the amount by which the fair market value of the shares of Common Stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. An

- --------------------------------------------------------------------------------

employee may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of Common Stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. The Company expects to be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

    The Board of Directors recommends a vote FOR adoption of the 1994 Incentive Compensation Program.

- --------------------------------------------------------------------------------

CURRENT STOCKHOLDER PROPOSALS

    The Company has been informed that the following stockholder proposals will be presented, each by a separate beneficial owner of the Company's Common Stock, for a vote at the 1994 annual meeting of stockholders. The Board of Directors recommends a vote AGAINST each proposal; its reasons follow the stockholder's proposal and supporting statement.

- --------------------------------------------------------------------------------

STOCKHOLDER PROPOSAL RELATING TO CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS (ITEM 4 ON PROXY CARD)

    Lewis D. Gilbert and John J. Gilbert, 1165 Park Avenue, New York, New York 10128-1210, as co-trustees under the will of Minnie D. Gilbert and as beneficial owners of 100 shares of Common Stock, have advised the Company that they intend to have the following resolution presented at the annual meeting:

    RESOLVED: That the stockholders of Baxter International Inc., assembled in annual meeting in person and by proxy, hereby request the Board of Directors to take the steps necessary to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.

- --------------------------------------------------------------------------------

STOCKHOLDER'S STATEMENT SUPPORTING THE PROPOSED RESOLUTION

    A law enacted in California provides that all state pension holdings, as well as state college funds, invested in shares must be voted in favor of cumulative voting proposals, showing increasing recognition of the importance of this democratic means of electing directors.

    Also, the National Bank Act has provided for cumulative voting. Unfortunately, in so many cases companies get around it by forming holding companies without cumulative voting. Thus, with so many banking failures the result is that tax payers have to make up the losses. Banking authorities have the right to question the capability of directors to be on banking boards. Unfortunately, in so many cases authorities come in after and say the director or directors were not qualified. So there is no reason why this could not be done for corporations under the SEC and banking authorities.

    It has increasingly been recognized that fair and equitable distribution of voting power is best secured when all the stockholders have the right of cumulative voting. This is the purpose of cumulative voting it protects everyone, in our opinion.

    Because of the normal need to find new directors and the need for directors on the compensation committee, we think cumulative voting is the answer. In addition, some recommendations have been made to carry out the Valdez 10 points. The 11th in our opinion, should be to have cumulative voting and to end the stagger system of electing directors.

- --------------------------------------------------------------------------------

    Alaska took away cumulative voting, over our objections, when it became a state. Perhaps, if the citizens had insisted on proper representation the disastrous Valdez oil spill might have been prevented if environmental directors were elected through cumulative voting.

    Many successful corporations have cumulative voting. For example, Pennzoil having cumulative voting defeated Texaco in that famous case. Another example, in spite of still having a stagger system of electing directors, Ingersoll-Rand, which has cumulative voting, won two awards. In FORTUNE magazine it was ranked second as "America's Most Admired Corporations" and the WALL STREET TRANSCRIPT noted "on almost any criteria used to evaluate management, Ingersoll-Rand excels." We believe Baxter International should follow their example.

    Perhaps all the troubles Baxter has been having could have been prevented by having the election of more independent directors through cumulative voting.

    If you agree, please mark your proxy for this resolution; otherwise it is automatically cast against it, unless you have marked to abstain.

- --------------------------------------------------------------------------------

BOARD OF DIRECTORS' STATEMENT OPPOSING STOCKHOLDER RESOLUTION

    For the reasons explained below, the Board of Directors believes that cumulative voting for directors would not serve the best interests of the Company and its stockholders. The board recommends a vote AGAINST the proposed resolution.

    Directors should be elected based on their ability and commitment to represent the best interests of the Company and its stockholders as a whole. This tenet is best served when each director is elected by a majority vote of the stockholders. Cumulative voting can enable, and indeed encourage, a relatively small special-interest group to elect one or more directors. Directors so elected might feel compelled to act in the interest of the group that elected them rather than in the interest of all stockholders.

    Cumulative voting introduces the possibility of partisanship among board members, which could undermine the ability of the board to work together effectively. The variety and complexity of issues facing the Company necessitates that no actual or apparent influence bring into question the objectivity of the board's insight, perspective or counsel.

    The board encourages stockholders to present director candidates to the board's Planning and Organization Committee, which assists and advises the board in connection with board membership. Notably, the Planning and Organization Committee consists solely of non-employee directors. It is also important to note that the Company's chairman and chief executive officer is the only Company employee on the Board of Directors. A summary of the process by which stockholders may present director candidates is included in the description of the Planning and Organization Committee on page 5 of this proxy statement.

    In the board's opinion, the present method of electing directors, where each director is elected by majority vote of all stockholders, best assures that the directors will guide the affairs of the Company for the benefit of all stockholders.

    The board recommends a vote AGAINST cumulative voting in the election of directors.

- --------------------------------------------------------------------------------

STOCKHOLDER PROPOSAL RELATING TO SEPARATING THE OFFICES OF
CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
(ITEM 5 ON PROXY CARD)

    The New York City Employees Retirement System, the beneficial owner of 922,567 shares of Common Stock, has advised the Company through Elizabeth Holtzman, former Comptroller of the City of New York, 1 Centre Street, New York, New York, 10007-2341, that it intends to have the following resolution presented at the annual meeting:

    WHEREAS, the board of directors is meant to be an independent body elected by shareholders and charged by law and shareholders with the duty, authority and responsibility to formulate and direct corporate policies, and

    WHEREAS, the chairperson of the board is responsible for, among other things, the smooth functioning of the board by setting the agenda, presiding at board meetings and ensuring that directors are given adequate information, and the chair should have a central role in the board's evaluation of management's performance, and

    WHEREAS, the position of chairperson should be a nonexecutive role, whose basic responsibilities should include working with the directors to direct management operations and overseeing corporate strategy, compliance with laws, accounting principles and ethical standards applicable to our company,

    NOW THEREFORE, BE IT RESOLVED, that the shareholders request that the company's board of directors adopt and implement a policy that the positions of chairperson of the board and chief executive officer not be held by the same individual and that the chairperson not be a former CEO of this company, but be elected from among the outside, independent directors.

- --------------------------------------------------------------------------------

STOCKHOLDER'S STATEMENT SUPPORTING THE PROPOSED RESOLUTION

    We believe that shareholders will best be served when the board includes a chairperson who is chosen from among the independent, outside directors. Such a person will bring objectivity and unique perspectives to issues facing our company.

    As matters stand, the chief executive officer is an employee of the company who reports to our board of directors. However, he or she also acts as the chairperson of the very same board he or she is accountable to. There is an appearance of a conflict of interests each time matters concerning executive compensation policies, possible takeover offers and corporate performance issues arise. How can one person who serves as both chairperson and CEO evaluate his or her own performance?

    Clearly, shareholders have no role to play in the day-to-day operations of our company. We rely on management to run, direct, and operate the company and we expect the directors to oversee management. We believe this on-going dynamic, and the resolution of our company's disappointing performance, can best be served by having different individuals serve as chairperson and chief executive officer.

    We urge you to vote FOR this proposal.

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BOARD OF DIRECTORS' STATEMENT OPPOSING STOCKHOLDER RESOLUTION

    For the reasons explained below, the Board of Directors believes that separating the positions of chairman of the board and of chief executive officer is neither necessary nor desirable. The board recommends a vote AGAINST the proposed resolution.

    Combining the positions of chairman of the board and chief executive officer facilitates the ability of the board to operate effectively and efficiently. A principal role of the chairman is to propose the general agenda for board meetings from among the many operational, administrative and strategic

26
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issues facing the Company on a day-to-day basis. The agenda provides a framework for discussion, without limiting consideration of other matters by the board.
The chairman also participates in board and board committee meetings, in an advisory capacity as a resource about all aspects of the Company and its operations. The chairman does not serve on any board committees except the Executive Committee. The Company and its stockholders benefit by permitting the board to interact directly and consistently with the person among them most knowledgeable about the Company and about management's vision for the Company's future: the chief executive officer.

    The board believes its independence is not compromised by having a single person serve as chairman and chief executive officer. The functions of the board are carried out at the full board and board committee level. Each of the directors is a full and equal participant in the major strategic and policy decisions of the Company. The insight, advice, and counsel that each non-employee director makes available to the Company is not likely to differ in any respect should one of those directors be the chairman.

    As described earlier in this proxy statement, the Company's bylaws provide for six standing committees of the board to assist the directors in carrying out their responsibilities. The duties of three of the committees, each of which is composed solely of non-employee directors as required by the Company's bylaws, make a non-executive chairman unnecessary. The Compensation Committee recommends executive compensation policies. The Planning and Organization Committee assists and advises the board in connection with board membership, committee structure, and general organization and planning matters; this committee also considers director candidates recommended by stockholders. The Audit Committee assists the board in fulfilling its responsibility for the Company's accounting and financial reporting practices and provides a channel of communication between the board and the Company's independent auditors. With the exception of the Executive Committee, the other two committees currently consist solely of non-employee directors.

    The board believes that no meaningful additional measure of independence and stockholder access would be provided by a non-executive chairman. In fact, in the board's view, the separation of offices would undermine the effectiveness of the chief executive officer and create confusion, both within and outside the Company, regarding the corporate direction. The board believes that the interests of the Company and its stockholders are best served by the experience, consistent direction and ability for decisive action afforded by a single full-time person serving as chairman and chief executive officer, subject to oversight by the Company's non-employee directors.

    The board recommends a vote AGAINST separating the offices of chairman of the board and chief executive officer.

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FUTURE STOCKHOLDER PROPOSALS

    From time to time stockholders present proposals which may be proper subjects for inclusion in the proxy statement and for consideration at the annual meeting. To be included in the proxy statement for the 1995 annual meeting, proposals must be received by the Company no later than November 21, 1994.

    Stockholders may present proposals which are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. To do so, the stockholder must comply with the procedures specified by the Company's bylaws. The Company's bylaws require all stockholders who intend to make proposals at an annual stockholders meeting to submit their proposals to the Company 60 to 90 days before the anniversary date of the previous year's annual meeting. To be eligible for consideration at the 1995 annual meeting, proposals which have not been submitted by the deadline for inclusion in the proxy statement must be received by the Company between January 28 and February 28, 1995. The provision is intended to allow all stockholders to have an opportunity to consider business expected to be raised at the meeting.

                                                                              27
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COST OF PROXY SOLICITATION

    The Company will bear the costs of soliciting proxies. In addition to use of the mails, proxies may be solicited by directors, officers and employees of the Company personally, by telephone or by telegram. Such persons will not be specially compensated for such solicitation. The Company will request banks and brokers to solicit their customers who have Common Stock registered in their names or the names of their nominees and will reimburse such banks and brokers for their reasonable out-of-pocket costs.

    In addition, the Company has retained Georgeson & Co. Inc., 88 Pine Street, New York, New York 10005 to aid in soliciting proxies from brokers, bank nominees and other institutional owners by personal interview, telephone, telegram or mail. The Company will pay Georgeson & Co. Inc. $12,500 for stockholder solicitation and distribution of proxy materials and will reimburse it for expenses.

- --------------------------------------------------------------------------------

OTHER BUSINESS

    The Company is not aware of any business to be presented at the annual meeting other than the matters described above. If a stockholder vote is necessary to transact any other business at the meeting, the proxyholders intend to vote their proxies in accordance with their best judgment related to such business.

By order of the Board of Directors,

ARTHUR F. STAUBITZ
SENIOR VICE PRESIDENT, SECRETARY
AND GENERAL COUNSEL

Deerfield, Illinois
March 21, 1994

                                                                       EXHIBIT A

                           BAXTER INTERNATIONAL INC.
                      1994 INCENTIVE COMPENSATION PROGRAM

    1. PURPOSE. The purpose of the Baxter International Inc. 1994 Incentive Compensation Program ("Program") is to increase stockholder value and to advance the interests of Baxter International Inc. ("Baxter") and its subsidiaries (collectively, the "Company") by providing a variety of economic incentives designed to attract, retain and motivate employees. As used in this Program, the term "subsidiary" means any business, whether or not incorporated, in which Baxter has a direct or indirect ownership interest.

    2.  ADMINISTRATION.

        2.1 ADMINISTRATION BY COMMITTEE. The Program shall be administered by the Compensation Committee of the Baxter Board of Directors ("Committee"), which shall consist of two or more disinterested persons within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") who also qualify as outside directors within the meaning of Section 162(m) and the related regulations under the Internal Revenue Code of 1986, as amended. The Board of Directors may exercise any or all authority otherwise delegated to the Committee under the terms of the Program with respect to the grant or administration of incentives made to or held by persons who, at the time of the exercise of such authority, are not subject to section 16(a) of the Exchange Act.

        2.2 AUTHORITY. Subject to the provisions of the Program, the Committee shall have the authority to (a) manage the operation of the Program, (b) interpret the provisions of the Program, and prescribe, amend and rescind rules and procedures relating to the Program, (c) grant incentives under the Program, in such forms and amounts and subject to such restrictions, limitations and conditions as it deems appropriate, including, without limitation, incentives which are made in combination with or in tandem with other incentives (whether or not contempo-raneously granted) or compensation or in lieu of current or deferred compensation, (d) modify the terms of, cancel and reissue, or repurchase outstanding incentives, subject to subsection 11.9(b), (e) prescribe the form of agreement, certificate or other instrument evidencing any incentive under the Program, (f) correct any defect or omission and reconcile any inconsistency in the Program or in any incentive hereunder, and (g) make all other determinations and take all other actions as it deems necessary or desirable for the implementation and administration of the Program; provided, however, that in no event shall the Committee cancel any outstanding stock option for the purpose of reissuing an additional option to the option holder at a lower exercise price. The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons.

    3. PARTICIPATION. Subject to the terms and conditions of the Program, the Committee shall determine and designate from time to time the employees of the Company (including employees who are directors of Baxter) who shall receive incentives under the Program ("Participants"). All officers of the Company are eligible to receive incentives under the Program. All other full-time employees of the Company are eligible to receive incentives under the Program. Participation, the grant of incentives and any related performance goals for persons subject to section 16(a) of the Exchange Act must be approved by the Committee. The Committee's authority with respect to participation, the grant of incentives and related performance objectives for others (persons not subject to section 16(a)) may be delegated.

                                                                             A-1
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    4.  SHARES SUBJECT TO THE PROGRAM.

        4.1 NUMBER OF SHARES RESERVED. Shares of common stock, $1.00 par value, of Baxter ("Common Stock") shall be available for incentives under the Program. To the extent provided by resolution of the Baxter Board of Directors, such shares may be uncertificated. Subject to adjustment in accordance with subsections 4.3 and 4.4, the aggregate number of shares of Common Stock available for incentives under the Program shall be 15,000,000 shares.

        4.2 TYPE OF COMMON STOCK. Common Stock issued under the Program in connection with Stock Options and Performance Shares may be authorized and unissued shares or issued shares held as treasury shares. Common Stock issued under the Program in connection with Restricted Stock or Stock Awards shall be issued shares held as treasury shares; provided, however, that authorized and unissued shares may be issued in connection with Restricted Stock or Stock Awards to the extent that the Committee determines that past services of the Participant constitute adequate consideration for at least the par value thereof.

        4.3  REUSAGE OF SHARES.

           (a) In the event of the exercise or termination (by reason of forfeiture, expiration, cancellation, surrender or otherwise) of any incentive under the Program, that number of shares of Common Stock that was subject to the incentive but not delivered shall again be available for incentives under the Program.

           (b) In the event that shares of Common Stock are delivered under the Program as Restricted Stock or pursuant to a Stock Award and are thereafter forfeited or reacquired by the Company pursuant to rights reserved upon the award thereof, such forfeited or reacquired shares shall again be available for incentives under the Program.

           (c) Notwithstanding the provisions of paragraphs (a) or (b), the following shares of Common Stock shall not be available for reissuance under the Program: (1) shares with respect to which the Participant has received the benefits of ownership (other than voting rights), either in the form of dividends or otherwise, except to the extent that such reissuance is permitted by Rule 16b-3 of the Exchange Act; (2) shares which are withheld from any award or payment under the Program to satisfy tax withholding obligations (as described in subsection 11.5(e)); (3) shares which are surrendered to fulfill tax obligations (as described in subsection 11.5(e)); and (4) shares which are surrendered in payment of the Option Price (as defined in subsection 5.1) upon the exercise of a Stock Option.

        4.4 ADJUSTMENTS TO SHARES RESERVED. In the event of any merger, consolidation, reorganization, recapitalization, spinoff, stock dividend, stock split, reverse stock split, exchange, or other distribution with respect to shares of Common Stock or other change in the corporate structure or capitalization affecting the Common Stock, the type and number of shares of stock which are or may be subject to incentives under the Program and the terms of any outstanding incentives (including the price at which shares of stock may be issued pursuant to an outstanding incentive) shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of incentives awarded or to be awarded to Participants under the Program.

    5.  STOCK OPTIONS.

        5.1 AWARDS. Subject to the terms and conditions of the Program, the Committee shall designate the employees to whom options to purchase shares of Common Stock ("Stock Options") are to be awarded under the Program and shall determine the number, type and terms of the Stock Options to be awarded to each of them. Stock Option awards are subject to the following specific limitations. Each Stock Option shall expire on the earlier of the date provided by the option terms or the date which is 10 years and one day after the date of grant. The option price

A-2
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    per share ("Option Price") for any Stock Option awarded shall not be less than the greater of par value or the Fair Market Value of a share of Common Stock on the date the Stock Option is awarded. Each Stock Option awarded under the Program shall be a "nonqualified stock option" for tax purposes unless the Stock Option satisfies all of the requirements of section 422 of the Internal Revenue Code of 1986, as amended, and the Committee designates such Stock Option as an "Incentive Stock Option". No person shall receive, in any calendar year, Stock Options which, in the aggregate, represent more than 500,000 shares of Common Stock.

        5.2 MANNER OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice to Baxter prior to the date on which the Stock Option expires; provided, however, that a Stock Option may only be exercised with respect to whole shares of Common Stock. Such notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment of the Option Price for such shares in such form and manner as the Committee may from time to time approve.

    6. STOCK AWARDS. Subject to the terms and conditions of the Program, the Committee shall designate the employees who shall be awarded shares of Common Stock without restrictions ("Stock Awards"), under the Program and shall determine the number and terms of the Stock Awards to be awarded to each of them. Stock Awards are subject to the following specific limitations. No person subject to section 16(a) of the Exchange Act may receive a Stock Award, and no person eligible to receive a Stock Award may receive a Stock Award representing more than 2,500 shares of Common Stock in any calendar year.

    7.  RESTRICTED STOCK.

        7.1 AWARDS. Subject to the terms and conditions of the Program, the Committee shall designate the employees to whom shares of Common Stock, subject to restrictions ("Restricted Stock"), shall be awarded under the Program and determine the number of shares and the terms and conditions of each such award. Each Restricted Stock award shall entitle the Participant to receive shares of Common Stock upon the terms and conditions specified by the Committee and subject to the following provisions of this Section 7 and the provisions of Section 10.

        7.2 RESTRICTIONS. All shares of Restricted Stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation, any or all of the following:

           (a) a required period of employment with the Company, as determined by the Committee, prior to the vesting of the shares of Restricted Stock;

           (b) a prohibition against the sale, assignment, transfer, pledge, hypothecation or other encumbrance of the shares of Restricted Stock for a specified period as determined by the Committee;

           (c) a requirement that the holder of shares of Restricted Stock forfeit (or in the case of shares sold to a Participant, resell to the Company at his or her cost) all or a part of such shares in the event of termination of his or her employment during any period in which such shares are subject to restrictions; or

           (d) a prohibition against employment of the holder of such Restricted Stock by any competitor of the Company or against such holder's dissemination of any secret or confidential information belonging to the Company.

       All restrictions on shares of Restricted Stock awarded pursuant to the Program shall expire at such time or times as the Committee shall specify.

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        7. 3  REGISTRATION OF SHARES.  Shares of Restricted Stock awarded pursuant to the Program shall be registered in the name of the Participant and, if such shares are certificated, in the discretion of the Committee, may be deposited in a bank designated by the Committee or with Baxter. The Committee may require a stock power endorsed in blank with respect to shares of Restricted Stock whether or not certificated.

        7.4 STOCKHOLDER RIGHTS. Subject to the terms and conditions of the Program, during any period in which shares of Restricted Stock are subject to forfeiture or restrictions on transfer, each Participant who has been awarded shares of Restricted Stock shall have such rights of a stockholder with respect to such shares as the Committee may designate at the time of the award, including the right to vote such shares and the right to receive all dividends paid on such shares. Unless otherwise provided by the Committee, stock dividends or non-cash dividends and, except as otherwise provided by subsection 11.10, any other securities distributed with respect to Restricted Stock shall be restricted to the same extent and subject to the same terms and conditions as the Restricted Stock to which they are attributable.

        7.5 LAPSE OF RESTRICTIONS. Subject to the terms and conditions of the Program, at the end of any time period during which the shares of Restricted Stock are subject to forfeiture or restrictions on transfer, such shares will be delivered free of all restrictions to the Participant (or to the Participant's legal representative, beneficiary or heir).

        7.6 SUBSTITUTION OF CASH. The Committee may, in its sole discretion, substitute cash equal to the Fair Market Value (determined as of the date of the distribution) of shares of Common Stock otherwise required to be distributed to a Participant in accordance with this Section 7.

    8.  PERFORMANCE SHARES.

        8.1 AWARDS. A performance share is an award which shall be paid in shares of Common Stock, as described below. Subject to the terms and conditions of the Program, the Committee shall designate the employees to whom Performance Shares are to be awarded in accordance with this Section 8 and the number of shares subject to the award and the terms and conditions of such awards. Each Performance Share awarded pursuant to this Section 8 shall entitle the Participant to a payment in the form of one share of Common Stock upon the attainment of such performance goals and other terms and conditions as may be specified by the Committee.

        8.2 NO ADJUSTMENTS. Except as otherwise provided by the Committee, no adjustment shall be made in Performance Shares awarded on account of cash dividends which may be paid or other rights which may be provided to the holders of Common Stock prior to the end of any period for which performance goals were established.

        8.3 SUBSTITUTION OF CASH. The Committee may, in its sole discretion, substitute cash equal to the Fair Market Value (determined as of the date of the issuance) of shares of Common Stock otherwise required to be issued to a Participant in accordance with this Section 8.

    9. OTHER INCENTIVES. In addition to the incentives described in Sections 5 through 8 above and subject to the terms and conditions of the Program, the Committee may grant other incentives ("Other Incentives"), payable in cash or in kind, under the Program as it determines to be in the best interest of the Company.

    10.  PERFORMANCE GOALS AND APPLICATION OF TAX DEDUCTION
LIMITATIONS. Compensation attributable to a Stock Option awarded to a Participant is intended to satisfy the requirements of the exception for qualified performance-based compensation within the meaning of section 162(m) and the related regulations under the Internal Revenue Code of 1986, as amended. All awards of Restricted Stock, Performance Shares and Other Incentives under the Program shall be made subject to the attainment

A-4
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of performance goals relating to one or more of the business criteria within the meaning of section 162(m) identified above, including but not limited to, stock price, market share, sales, earnings per share, return on equity, costs and cash flow, as determined by the Committee from time to time.

    11.  GENERAL

        11.1 EFFECTIVE DATE. The Program will become effective upon its approval by the affirmative vote of the holders of a majority of the voting stock of Baxter at a meeting of its stockholders. Unless approved within one year after the date of the Program's adoption by the Board of Directors, the Program shall not be effective for any purpose. Prior to the approval of the Program by Baxter's stockholders, the Committee may award incentives, but if such approval is not received in the specified period, then such awards shall be of no effect.

        11.2 DURATION. The Program shall remain in effect until all incentives granted under the Program have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated in accordance with the terms of the Program or the incentive and until all restrictions imposed on shares of Common Stock issued under the Program have lapsed. No incentive may be granted under the Program after the tenth anniversary of the date the Program is approved by Baxter's stockholders.

        11.3 NON-TRANSFERABILITY OF INCENTIVES. No Stock Option, share of Restricted Stock, Performance Share or Other Incentive under the Program may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution to the limited extent provided in the Program or in the terms of the incentive), and the Company shall not be required to recognize any attempted assignment of such rights by any Participant. During a Participant's lifetime, awards may be exercised only by the Participant or by the Participant's guardian or legal representative.

        11.4 EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH. If a Participant ceases to be an employee of the Company for any reason, including death, any incentives then outstanding may be exercised or shall expire in accordance with the terms of the incentive.

        11.5  COMPLIANCE WITH APPLICABLE LAW AND WITHHOLDING.

           (a) Notwithstanding any other provision of the Program, Baxter shall have no obligation to issue any shares of Common Stock under the Program if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

           (b) Prior to the issuance of any shares of Common Stock under the Program, Baxter or the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and that the recipient will not dispose of them in violation of the registration requirements of the Securities Act of 1933.

           (c) With respect to any person who is subject to section 16(a) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any incentive or payment under the Program or implement procedures for the administration of the Program which it deems necessary or desirable to comply with the requirements of Rule 16b-3 of the Exchange Act.

           (d) If, at any time, Baxter, in its sole discretion, determines that the listing, registration or qualification (or any updating of any such document) of any type of incentive, or the shares of Common Stock issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any

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       governmental regulatory body is necessary or desirable as a condition of, or in connection with, any incentive, the issuance of shares of Common Stock pursuant to any incentive, or the removal of any restrictions imposed on shares subject to an incentive, such incentive shall not be granted and the shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to Baxter.

           (e) All incentives and payments under the Program are subject to withholding of all applicable taxes and the Company shall have the right to withhold from any award under the Program or to collect as a condition of any payment under the Program, as applicable, any taxes required by law to be withheld. To the extent provided by the Committee, a Participant may elect to have any distribution, or a portion thereof, otherwise required to be made under the Program to be withheld or to surrender to the Company previously owned shares of Common Stock to fulfill any tax withholding obligation.

        11.6 NO CONTINUED EMPLOYMENT. The Program does not constitute a contract of employment or continued service, and participation in the Program will not give any employee or Participant the right to be retained in the employ of the Company or the right to continue as a director of the Company or any right or claim to any benefit under the Program unless such right or claim has specifically accrued under the terms of the Program or the terms of any incentive under the Program.

        11.7 TREATMENT AS A STOCKHOLDER. No incentive granted to a Participant under the Program shall create any rights in such Participant as a stockholder of Baxter until shares of Common Stock related to the incentive are registered in the name of the Participant.

        11.8 DEFERRAL PERMITTED. Payment of cash to a Participant or distribution of any shares of Common Stock to which a Participant is entitled under any incentive shall be made as provided in the terms of the incentive. Payment may be deferred at the request of the Participant to the extent provided in the incentive.

        11.9 AMENDMENT OF THE PROGRAM. The Board may, at any time and in any manner, amend, suspend or terminate the Program or any incentive outstanding under the Program; provided, however, that no such amendment or discontinuance shall:

           (a) be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange or automated quotation system upon which the Common Stock is listed or quoted;

           (b) alter or impair the rights of Participants with respect to incentives previously made under the Program without the consent of the holder thereof; or

           (c) make any change that would disqualify the Program, intended to be so qualified, from the exemption provided by Rule 16b-3 of the Exchange Act.

        11.10 ACCELERATION OF INCENTIVES. Notwithstanding any provision in this Program to the contrary or the normal terms of vesting in any incentive, (a) the restrictions on all shares of Restricted Stock awarded shall lapse immediately, (b) all outstanding Stock Options will become exercisable immediately, and (c) all performance goals shall be deemed to be met and payment made immediately if a Change in Control occurs. For purposes of this Program, a "Change in Control" shall have occurred if:

           (1) any "Person", as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than Baxter, any corporation owned, directly or indirectly, by the stockholders of Baxter

A-6
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       in substantially the same proportions as their ownership of stock of
       Baxter, and any trustee or other fiduciary holding securities under an employee benefit plan of Baxter or such proportionately owned corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Baxter representing 30% or more of the combined voting power of Baxter's then outstanding securities;

           (2) during any period of not more than 24 months, individuals who at the beginning of such period constitute the Board of Directors of Baxter, and any new director (other than a director designated by a Person who has entered into an agreement with Baxter to effect a transaction described in paragraph (1), (3) or (4) of this subsection 11.10) whose election by the board or nomination for election by Baxter's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

           (3) the stockholders of Baxter approve a merger or consolidation of Baxter with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of Baxter outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 60% of the combined voting power of the voting securities of Baxter or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of Baxter (or similar transaction) in which no Person acquires more than 30% of the combined voting power of Baxter's then outstanding securities; or

           (4) the stockholders of Baxter approve a plan of complete liquidation of Baxter or an agreement for the sale or disposition by Baxter of all or substantially all of Baxter's assets (or any transaction having a similar effect).

        11.11 DEFINITION OF FAIR MARKET VALUE. Except as otherwise determined by the Committee, the "Fair Market Value" of a share of Common Stock as of any date shall be equal to the closing sale price of a share of Common Stock as reported on The National Association of Securities Dealers' New York Stock Exchange Composite Reporting Tape (or if the Common Stock is not traded on the New York Stock Exchange, the closing sale price on the exchange on which it is traded or as reported by an applicable automated quotation system) ("Composite Tape") on the applicable date or, if no sales of Common Stock are reported on such date, the closing sale price of a share of Common Stock on the date the Common Stock was last reported on the Composite Tape (or such other exchange or automated quotation system, if applicable).

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

[Logo]

Baxter International, Inc.
One Baxter Parkway
Deerfield, IL  60016
708.948.2000

PROXY
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- APRIL 29, 1994

SOLICITED BY THE BOARD OF DIRECTORS OF BAXTER INTERNATIONAL INC.

The undersigned hereby appoint(s) Vernon R. Loucke Jr. and Arthur F. Staubitz or either of them, with full power of substitution, as proxyholders to represent and to vote, as designated on the reverse hereof, the common stock of the undersigned (including any shares of common stock credited under the Company's Stockholder Investment Service or uncertificated share account of the employee stock purchase plans) at the annual meeting of the stockholders of the Company to be held on April 29, 1994 and at any adjournment thereof.

Election of Directors, Nominees:

John W. Colloton
Susan Crown
Vernon R. Loucke Jr.
Georges C. St. Laurent, Jr.

Comments/Change of Address

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You are encouraged to specify your choices by marking the appropriate boxes. SEE
REVERSE SIDE. You need not mark any boxes if you wish to Vote in accordance with the Board of Directors' recommendations. The proxyholders named above cannot vote your shares unless you sign and return this card. Please mark, sign and date this proxy card and mail it in the envelope provided.

                                                                SEE REVERSE SIDE

/x/ Please mark your votes as in this example.

This proxy when properly executed will be voted in the manner directed hereon. If no direction is made, this proxy will be voted FOR the election of directors, FOR proposals 2 and 3, and AGAINST proposals 4 and 5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1. Election of Directors
   FOR          WITHHELD
   / /            / /

For, exempt vote withheld from the following nominee(s):

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2. Ratification of independent accountants.
   FOR           AGAINST          WITHHELD
   / /             / /              / /

3. Adoption of 1994 Incentive Compensation Program.
   FOR           AGAINST          WITHHELD
   / /             / /              / /

In their discretion, on such other matters as may properly come before the meeting.

Treat votes as confidential.  / /

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 4 AND 5.

4. Proposal relating to cumulative voting in the election of directors.
   FOR           AGAINST          WITHHELD
   / /             / /              / /

5. Proposal relating to separating the offices of chairman and CEO.
   FOR           AGAINST          WITHHELD
   / /             / /              / /

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SIGNATURE(S)                                           DATE
             -----------------------------------------      --------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing at attorney, executor, administrator, trustee or guardian, please give full title as such.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.